     As filed with the Securities and Exchange Commission on March 3, 1997.



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: January 24, 1997
                       (Date of earliest event reported)



                         INLAND REAL ESTATE CORPORATION
             (Exact name of registrant as specified in the charter)

         Maryland                     000-28382              36-3953261
(State or other jurisdiction     (Commission File No.)      (IRS Employer
 of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                           Oak Brook, Illinois  60521
                    (Address of Principal Executive Offices)

                                 (630) 218-8000
              (Registrant's telephone number including area code)

                                      n/a

         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

Aurora Commons Shopping Center, Aurora, Illinois

         On January 24, 1997, the Company acquired a Neighborhood Retail Center located at Route 31 and Indian Trail Road in Aurora, Illinois known as Aurora Commons Shopping Center ("Aurora Commons") from Aurora Commons Limited Partnership and Northpoint Two Limited Partnership, unaffiliated third parties, for approximately $11.5 million. The purchase price was funded using cash and cash equivalents as well as by issuing a note assuming the existing first mortgage (the "Mortgage") granted in favor of the John Hancock Life Insurance Company, which has a remaining principal balance of approximately $9.58 million. The Mortgage requires the payment of interest only at a rate of 9.0% per annum until the maturity date of October 31, 2001 and is cross defaulted with a separate mortgage on the Southpoint Shopping Center located in Arlington Heights, Illinois, which was simultaneously acquired by an Affiliate of the Advisor. The purchase price for Aurora Commons was approximately $90.19 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors. The Directors, including all of the Independent Directors, have approved this acquisition.

         Aurora Commons was built in 1988 and consists of a one-story building aggregating 127,510 rentable square feet. As of January 24, 1997, Aurora Commons was 100% leased. In evaluating Aurora Commons as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that the center is located in a vibrant economic area. Although 51% of the rentable square feet at Aurora Commons is leased to one tenant, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

         The Company does not anticipate making any significant repairs and improvements to Aurora Commons over the next few years. Nevertheless, a substantial portion of any such cost would be paid by the tenants.

         The table below sets forth certain information with respect to the occupancy rate at Aurora Commons expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                                               Occupancy Rate
                                      Year Ending             as of December 31         Effective Annual Rental
                                     December 31,                of Each Year               Per Square Foot
                                     ------------           --------------------            ---------------
                                         1996                        98%                         $9.12

                                         1995                        98%                         $9.11

                                         1994                        96%                         $8.86

                                         1993                        97%                         $8.05

                                         1992                        99%                         $8.64

         The sole tenant leasing more than 10% of the total square footage is Jewel/Osco, which leases 64,965 square feet, or approximately 51% of the rentable square feet. Jewel/Osco is a regional grocery/ pharmacy chain. The lease with Jewel/Osco requires Jewel/Osco to pay base rent equal to $6.00 per square foot per annum payable monthly until August 31, 2009. The Jewel/Osco lease contains no option to renew.

         For federal income tax purposes, the Company's depreciable basis in Aurora Commons will be approximately $10,040,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

         Real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is available) were $274,807. The real estate taxes payable were calculated by multiplying Aurora Commons' equalized value by a tax rate of 7.9302%.

         At January 24, 1997, a total of 127,510 square feet were leased to twenty-four tenants at Aurora Commons. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood

Retail Center.


                                                                           Rent
                                 Square                       Current       per
                                 Feet       Lease   Renewal    Annual     Square
                    Lessee       Leased      Ends   Options     Rent       Foot
                    ------       ------     -----   -------     ----       ----

                Colortyme       2,396      10/1999    none    $34,740       14.50

                H&R Block       1,954      12/1999    none     31,948       16.35

                Thang Ngo
                Restaurant      1,954      12/2000    none     23,937       12.25

                Sally Beauty
                Supply          1,954      11/1999  1/5 yr.    31,264       16.00

                Fashions $10    1,954      10/1998    none     28,333       14.50

                Modern Times    1,667      12/1999    none     24,338       14.60

                Hair Cuttery    1,498      02/2002    none     28,462       19.00

                Interim
                Personnel       1,005      10/1999    none     15,849       15.77

                Hollywood
                Nails           1,039      05/1997    none     18,183       17.50

                Payless Shoes   2,553      05/1997    none     40,695       15.94

                Norwest
                Financial       1,593      10/1999  1/2 yr.    23,497       14.75

                Sizes
                Unlimited       7,051      4/2007     none     70,510       10.00

                Dots            3,455      1/1999   1/5 yr.    43,188       12.50

                Aurora Travel     666      1/1998     none     16,250       24.40

                Trak Auto       5,931      1/2000   1/5 yr.    62,276       10.50

                Famous
                Footwear        6,647      10/2001   1/10 yr.  59,823        9.00

                Dollar Bills    3,873      1/2001     none     46,476       12.00

                Jewel/Osco     64,965      08/2009    none    389,790        6.00

                Cigarettes
                Cheaper         1,023      02/1999  1/3 yr.    17,391       17.00

                One-hour
                Photo             865      06/1998    none     13,606       15.73

                Red Wing
                Shoes           1,106      12/1999  1/3 yr.    15,484       14.00

                Royal
                Jewelers        1,388      11/1999  1/3 yr.    26,372       19.00

                Blockbuster
                Video           7,890      11/1999  1/5 yr.   108,488       13.75

                Boston Market   3,083      05/1997   1/10 yr.  33,790       10.96


                                                                                       Average       Percent
                                                                                         Base       of Total     Percent
                                                   Approx.                             Rent Per     Building    of Annual
                                                   GLA of       Annual                  Square         GLA      Base Rent
                                       Number     Expiring    Base Rent      Total       Foot        Repre-       Repre-
                            Year          of       Leases         of         Annual     Under       sented by    sented by
                           Ending      Leases      (square     Expiring      Base      Expiring     Expiring     Expiring
                        December 31,   Expiring     feet)       Leases       Rent(1)    Leases       Leases       Leases
                          --------     --------     -----       ------       ----       ------       ------       ------

                            1997          3           6,675     $ 94,929   $ 1,209,099   $14.22       5.23%       7.85%

                            1998          3           3,485       59,249     1,125,863    17.00        2.73        5.26

                            1999          11         25,431      358,406     1,075,883    14.09       19.94        3.33

                            2000          2           7,885       89,241       695,871    11.32        6.18       12.82

                            2001          2          10,520      114,045       609,858    10.84        8.25       18.70

                            2002          1           1,498       28,462       495,813    19.00        1.17        5.74

                            2003         none          none         none       472,052    none         none        none


                            2004         none          none         none       474,402    none         none        none


                            2005         none          none         none       474,402    none         none        none

                            2006         none          none         none       474,402    none         none        none


                         (1) No assumptions were made regarding  the releasing of expired  leases.  It is  the opinion of the Company's management that the space will be released at market rates.

       The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Aurora Commons property, as of January 1, 1997, of $11.6 million. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Lincoln Park Place Shopping Center, Chicago, Illinois

       On January 24, 1997, the Company acquired a Neighborhood Retail Center located at 666-670 West Diversey Parkway in Chicago, Illinois known as Lincoln Park Place Shopping Center ("Lincoln Park") from Clark & Diversey Limited Partnership, an unaffiliated third party, for approximately $2.1 million.
The Company funded the purchase using: (i) the proceeds of a short-term loan maturing February 3, 1997 in the amount of approximately $2.0 million from Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Company (the "Short-Term Loan"); and (ii) cash and cash equivalents. The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum. A majority of the Company's board, including a majority of the Independent Directors, have approved the terms and conditions of the Short-Term Loan. The Company repaid the Short-Term Loan on January 25, 1997 using the proceeds of two loans (the "Mortgage Loans") totaling $12,840,000 from an unaffiliated lender. The Company paid a 1.25% fee in connection with these Mortgage Loans. The Mortgage Loans have a term of seven years and, prior to the maturity date, require payments of interest only, at a rate of 7.8% per year, fixed for the first five years with interest for the remaining two years payable at an annual rate equal to the prime rate plus 0.5%. The purchase price for Lincoln Park was approximately $172.26 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

       Lincoln Park was built in 1990 consists of a one-story building aggregating 10,678 rentable square feet. As of January 24, 1997, Lincoln Park was 100% leased. In evaluating Lincoln Park as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that the center is located in a vibrant economic area. Although 100% of the rentable square feet at Lincoln Park is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

       The Company does not anticipate making any significant repairs and improvements to Lincoln Park over the next few years. Nevertheless, a substantial portion of any such cost would be paid by the tenants.

       The table below sets forth certain information with respect to the occupancy rate at Lincoln Park expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                                               Occupancy Rate
                                      Year Ending             as of December 31         Effective Annual Rental
                                     December 31,                of Each Year               Per Square Foot
                                     ------------           --------------------            ---------------
                                         1996                       100%                         $21.37

                                         1995                       100%                         $15.77

                                         1994                        69%                         $17.13

                                         1993                       100%                         $22.38

                                         1992                        69%                         $19.15


         Tenants leasing more than 10% of the total square footage are Lechter's Housewares ("Lechter's"), which leases 6,375 square feet, or approximately 59.7% of the rentable square feet and Nordic Trak, which leases 4,303 square feet, or approximately 40.3% of the rentable square feet. Nordic Trak is a manufacturer and retailer of exercise equipment. The lease with Lechter's requires Lechter's to pay base rent equal to $22.00 per square foot per annum payable monthly until March 31, 2001. The lease with Lechter's also grants Lechter's two options to renew the lease for five-year terms. If the first option is exercised, Lechter's will be required to pay a base rent of $25.00 per square foot per annum payable monthly from April 1, 2001 until March 31, 2006. If the second option is exercised, Lechter's will be required to pay a base rent of $29.00 per square foot per annum payable monthly from April 1, 2006 until March 31, 2011. The lease with Nordic Trak requires Nordic Trak to pay base rent equal to $22.00 per square foot per annum payable monthly until October 31, 1997 and $23.00 per square foot per annum payable monthly until October 31, 1999. The Nordic Trak lease contains no option to renew.

         For federal income tax purposes, the Company's depreciable basis in Lincoln Park will be approximately $1,280,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

         Real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is available) were $82,674. The real estate taxes payable were calculated by multiplying Lincoln Park's assessed value by an equalizer of 2.1243 and a tax rate of 9.755%.

         At January 24, 1997, a total of 10,678 square feet were leased to two tenants at Lincoln Park. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.

                                 Square                        Current    Rent per
                                 Feet       Lease   Renewal    Annual     Square
                    Lessee       Leased      Ends   Options      Rent      Foot
                    ------       ------     -----   -------      ----     ------

                Nordic Track    4,303      10/1999    none    $94,666      $22.00

                Lechter's       6,375      03/2001    2/5     140,250      $22.00



                                                                                        Average
                                                                                         Base      Percent of
                                                                                         Rent        Total       Percent
                                                   Approx.                                Per       Building    of Annual
                                                   GLA of       Annual                  Square        GLA       Base Rent
                                        Number    Expiring    Base Rent      Total       Foot      Represented  Represented
                            Year          of       Leases        of         Annual      Under          by           by
                           Ending       Leases     (square     Expiring      Base       Expiring     Expiring     Expiring
                         December 31,  Expiring     feet)       Leases       Rent(1)    Leases       Leases        Leases
                         ------------  -------      -----       ------       ----       --------    ---------      ------
                            1997         none       none         none     $235,633        none        none         none

                            1998         none       none         none      239,219        none        none         none


                            1999          1        4,303      $98,969      239,219       $23.00      40.3%        41.4%

                            2000         none       none         none      140,250        none        none         none


                            2001          1        6,375      140,250      140,250        22.00      59.7%        100.0%

                         (1) No  assumptions were made regarding  the releasing of expired  leases.  It is  the opinion of the Company's management that the space will be released at market rates.

       The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Lincoln Park property, as of January 17, 1997, of $2,120,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Item 7.    Financial Statements and Exhibits

To be subsequently filed.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Inland Real Estate Corporation
                                                (Registrant)


                                        By:    /s/ Kelly Tucek
                                              ---------------------------------
                                                   Kelly Tucek
                                                   Chief Financial and
                                                   Accounting Officer

Date: March 3, 1997
      -------------